UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-07507

DWS Investments VIT Funds

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

JUNE 30, 2006

SEMIANNUAL REPORT

DWS RREEF Real Estate Securities VIP

DWS INVESTMENTS VIT FUNDS

Contents

Click Here Performance Summary

Click Here Information About Your Portfolio's Expenses

Click Here Management Summary

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Proxy Voting

Click Here Shareholder Meeting Results

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus, call (800) 778-1482 or your financial representative. We advise you to consider the product's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the investment product. Please read the prospectus carefully before you invest.

Investments in variable portfolios involve risk. Some portfolios have more risk than others. This portfolio is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. The portfolio involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Please read the prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the Portfolio's most recent month-end performance call 1-800-621-1048. Performance figures for Classes A and B differ because each class maintains a distinct expense structure. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment
[] DWS RREEF Real Estate Securities VIP — Class B [] MSCI US REIT Index

The MSCI US REIT Index is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results (as of June 30, 2006)
DWS RREEF Real Estate Securities VIP			6-Month*	1-Year	Life of Class*
Class A	Growth of $10,000		$11,339	$11,868	$15,530
	Average Annual Total return		13.39%	18.68%	26.54%
MSCI US REIT Index	Growth of $10,000		$11,347	$11,965	$14,645
	Average Annual Total return		13.47%	19.65%	23.19%
DWS RREEF Real Estate Securities VIP		6-Month*	1-Year	3-Year	Life of Portfolio**
Class B	Growth of $10,000	$11,320	$11,831	$19,473	$20,739
	Average Annual Total return	13.20%	18.31%	24.88%	25.92%
MSCI US REIT Index	Growth of $10,000	$11,347	$11,965	$20,093	$21,720
	Average Annual Total return	13.47%	19.65%	26.16%	27.74%

The growth of $10,000 is cumulative.

* Class A shares commenced operations on August 16, 2004. Index returns began on August 31, 2004.

** The Portfolio commenced operations on May 1, 2003. Index returns began on April 30, 2003.

* Total returns shown for periods less than one year are not annualized.

Information concerning portfolio holdings of the Portfolio as of a month end will be posted to www.dws-scudder.com on or after the last day of the following month.

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,133.90	$ 1,132.00
Expenses Paid per $1,000*	$ 5.82	$ 7.82
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,019.34	$ 1,017.46
Expenses Paid per $1,000*	$ 5.51	$ 7.40

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS RREEF Real Estate Securities VIP	1.10%	1.48%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2006

For the six-month period ended June 30, 2006, REITs performed in line with the broader stock market. In the first quarter, REITs performed well, but in April, 10-year Treasury yields climbed above 5%, making REIT yields look less attractive on a relative basis. In May, the REIT market retreated once again, as yields continued to creep upward and inflation concerns grew in light of increases in the Consumer Price Index as well as rising oil prices. However, REITs — as well as the broader stock market — rebounded in late June when the Fed seemed to suggest that rate hikes might be ending in the near future.

Over the period, the Portfolio returned 13.20% (Class B shares, unadjusted for contract charges), compared with the 13.47% return of the MSCI US REIT Index. Stock selection helped performance during the period, while sector selection had a neutral effect on performance. Stock selection was particularly helpful within regional malls, and was also a positive contributor within the industrial, health care and office sectors. Unfavorable stock selection in the retail and hotel sectors detracted from performance. Our decision in early January to exit The Mills Corp., which has suffered from earnings restatements, was the largest individual contributor to relative performance. The Portfolio's underweight in Equity Office Properties Trust, a surprisingly strong performer based on the market's increasingly optimistic view of the office sector, was the largest individual detractor.

Going forward, we will continue to focus on high quality assets and markets that we believe have the best fundamental characteristics.

John F. Robertson, CFA Jerry W. Ehlinger, CFA John W. Vojticek
Asad Kazim

Lead Manager Managers

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the portfolio's most recent month-end performance call 1-800-621-1048. Performance figures for Classes A and B differ because each class maintains a distinct expense structure. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. The portfolio involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Please read the prospectus for specific details regarding its investments and risk profile.

The MSCI US REIT Index is an unmanaged, free float-adjusted market-capitalization-weighted index that comprises equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

Index returns assume reinvestment of dividends and, unlike portfolios returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation	6/30/06	12/31/05

Common Stocks	100%	98%
Repurchase Agreements	—	2%
	100%	100%
Sector Diversification	6/30/06	12/31/05

Office	28%	26%
Apartments	20%	17%
Regional Malls	15%	17%
Hotels	11%	11%
Industrial	9%	8%
Shopping Centers	7%	8%
Health Care	4%	6%
Storage	4%	5%
Manufactured Homes	1%	1%
Specialty	1%	1%
	100%	100%
Ten Largest Equity Holdings (52.5% of Net Assets)
1. Simon Property Group, Inc. Owner and operator of regional malls and shopping centers	8.5%
2. Vornado Realty Trust Operator of investments in community shopping centers	6.6%
3. Host Hotels & Resorts, Inc. Owns and controls upscale and luxurious hotels	6.2%
4. Boston Properties, Inc. Developer of commercial and industrial real estate	5.8%
5. AvalonBay Communities, Inc. Self-managed, multi-family real estate investment trust	5.2%
6. Archstone-Smith Trust Owner and developer of real estate specializing in apartments	5.1%
7. Equity Residential Operator of multi-family properties	4.4%
8. ProLogis Owner of global corporate distribution facilities	3.7%
9. Public Storage, Inc. Owner and operator of personal and business mini-warehouses	3.6%
10. General Growth Properties, Inc. Owner and developer of shopping mall centers	3.4%

Asset allocation, sector diversification, and holdings are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 7. A quarterly fact sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 100.0%
Apartments 20.0%
Apartment Investment & Management Co. "A" (REIT)	24,900	1,081,905
Archstone-Smith Trust (REIT)	44,300	2,253,541
AvalonBay Communities, Inc. (REIT)	20,532	2,271,250
BRE Properties, Inc. "A" (REIT)	9,500	522,500
Equity Residential (REIT)	43,600	1,950,228
Essex Property Trust, Inc. (REIT)	6,300	703,458
		8,782,882
Health Care 4.3%
LTC Properties, Inc. (REIT)	6,400	143,040
Nationwide Health Properties, Inc. (REIT)	20,800	468,208
Ventas, Inc. (REIT)	37,750	1,278,970
		1,890,218
Hotels 11.2%
FelCor Lodging Trust, Inc. (REIT)	23,200	504,368
Host Hotels & Resorts, Inc. (REIT)	125,194	2,737,993
Innkeepers USA Trust (REIT)	11,700	202,176
LaSalle Hotel Properties (REIT)	9,000	416,700
Starwood Hotels & Resorts Worldwide, Inc.	17,601	1,062,044
		4,923,281
Industrial 8.7%
AMB Property Corp. (REIT)	26,700	1,349,685
Liberty Property Trust (REIT)	12,800	565,760
ProLogis (REIT)	31,100	1,620,932
PS Business Parks, Inc. (REIT)	5,000	295,000
		3,831,377
Manufactured Homes 1.1%
American Land Lease, Inc. (REIT)	3,300	80,850
Equity Lifestyle Properties, Inc. (REIT)	9,200	403,236
		484,086
Office 28.0%
BioMed Realty Trust, Inc. (REIT)	14,100	422,154
Boston Properties, Inc. (REIT)	28,400	2,567,360
Brandywine Realty Trust (REIT)	17,600	566,192
Brookfield Properties Corp. (REIT)	15,650	503,460
Corporate Office Properties Trust (REIT)	5,050	212,504
Digital Realty Trust, Inc. (REIT)	17,600	434,544
Equity Office Properties Trust (REIT)	10,150	370,577
Highwoods Properties, Inc. (REIT)	9,600	347,328
Kilroy Realty Corp. (REIT)	7,400	534,650
	Shares	Value ($)

Mack-Cali Realty Corp. (REIT)	10,240	470,221
Maguire Properties, Inc. (REIT)	13,100	460,727
Reckson Associates Realty Corp. (REIT)	21,600	893,808
SL Green Realty Corp. (REIT)	11,550	1,264,378
Vornado Realty Trust (REIT)	29,536	2,881,237
Washington Real Estate Investment Trust (REIT)	10,100	370,670
		12,299,810
Regional Malls 15.2%
General Growth Properties, Inc. (REIT)	33,200	1,495,992
Simon Property Group, Inc. (REIT)	45,050	3,736,447
The Macerich Co. (REIT)	20,800	1,460,160
		6,692,599
Shopping Centers 6.5%
Equity One, Inc. (REIT)	10,000	209,000
Federal Realty Investment Trust (REIT)	16,100	1,127,000
Pan Pacific Retail Properties, Inc. (REIT)	5,749	398,808
Regency Centers Corp. (REIT)	17,900	1,112,485
		2,847,293
Specialty 0.7%
Entertainment Properties Trust (REIT)	7,500	322,875
Storage 4.3%
Public Storage, Inc. (REIT)	20,600	1,563,540
Shurgard Storage Centers, Inc. "A" (REIT)	200	12,500
Sovran Self Storage, Inc. (REIT)	6,100	309,819
		1,885,859
Total Common Stocks (Cost $35,427,612)		43,960,280
	Principal Amount ($)	Value ($)

Repurchase Agreements 0.3%
State Street Bank and Trust Co., 4.2%, dated 6/30/2006, to be repurchased at $110,039 on 7/3/2006 (a) (Cost $110,000)	110,000	110,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $35,537,612)+	100.3	44,070,280
Other Assets and Liabilities, Net	(0.3)	(111,052)
Net Assets	100.0	43,959,228

+ The cost for federal income tax purposes was $35,553,942. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $8,516,338. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,550,815 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $34,477.

(a) Collateralized by $115,000 US Treasury Note, 4.125%, maturing on 8/15/2008 with a value of $114,425.

REIT: Real Estate Investment Trust

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $35,537,612)	$ 44,070,280
Cash	584
Receivable for investments sold	379,986
Dividends receivable	131,638
Interest receivable	13
Other assets	1,892
Total assets	44,584,393
Liabilities
Payable for investments purchased	540,649
Payable for Portfolio shares redeemed	28,250
Other accrued expenses and payables	56,266
Total liabilities	625,165
Net assets, at value	$ 43,959,228
Net Assets
Net assets consist of: Undistributed net investment income	526,437
Net unrealized appreciation (depreciation) on investments	8,532,668
Accumulated net realized gain (loss)	2,304,710
Paid-in capital	32,595,413
Net assets, at value	$ 43,959,228
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($7,246,034 ÷ 392,268 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 18.47
Class B Net Asset Value, offering and redemption price per share ($36,713,194 ÷ 1,990,295 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 18.45
Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $382)	$ 829,007
Interest	13,207
Total Income	842,214
Expenses: Advisory fee	201,670
Administrative service fee	22,662
Administration fees	4,167
Distribution service fee (Class B)	45,167
Record keeping fee (Class B)	23,059
Auditing	23,790
Registration fees	386
Custodian fees	1,087
Legal	27,154
Trustees' fees and expenses	891
Reports to shareholders	13,275
Other	3,836
Total expenses before expense reductions	367,144
Expense reductions	(51,367)
Total expenses after expense reductions	315,777
Net investment income (loss)	526,437
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,396,047
Net unrealized appreciation (depreciation) during the period on investments	2,757,143
Net gain (loss) on investment transactions	5,153,190
Net increase (decrease) in net assets resulting from operations	$ 5,679,627

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 526,437	$ 547,104
Net realized gain (loss) on investment transactions	2,396,047	3,696,799
Net unrealized appreciation (depreciation) during the period on investment transactions	2,757,143	40,131
Net increase (decrease) in net assets resulting from operations	5,679,627	4,284,034
Distributions to shareholders from: Net investment income: Class A	—	(250,820)
Class B	—	(753,857)
Net realized gains: Class A	(135,733)	(570,783)
Class B	(641,763)	(2,218,797)
Portfolio share transactions: Class A Proceeds from shares sold	45,000	8,314,151
Reinvestment of distributions	135,733	821,603
Cost of shares redeemed	(3,425,000)	(946,707)
Net increase (decrease) in net assets from Class A share transactions	(3,244,267)	8,189,047
Class B Proceeds from shares sold	1,684,769	5,923,085
Reinvestment of distributions	641,763	2,972,654
Cost of shares redeemed	(3,899,576)	(6,535,935)
Net increase (decrease) in net assets from Class B share transactions	(1,573,044)	2,359,804
Increase (decrease) in net assets	84,820	11,038,628
Net assets at beginning of period	43,874,408	32,835,780
Net assets at end of period (including undistributed net investment income of $526,437 and $0, respectively)	$ 43,959,228	$ 43,874,408
Other Information
Class A Shares outstanding at beginning of period	568,437	84,832
Shares sold	2,567	488,208
Shares issued to shareholders in reinvestment of distributions	7,570	49,424
Shares redeemed	(186,306)	(54,027)
Net increase in shares	(176,169)	483,605
Shares outstanding at end of period	392,268	568,437
Class B Shares outstanding at beginning of period	2,076,820	1,928,493
Shares sold	93,316	358,710
Shares issued to shareholders in reinvestment of distributions	35,833	178,395
Shares redeemed	(215,674)	(388,778)
Net increase in shares	(86,525)	148,327
Shares outstanding at end of period	1,990,295	2,076,820

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 16.58	$ 16.33	$ 13.32
Income (loss) from investment operations: Net investment income (loss)[c]	.23	.30	.07
Net realized and unrealized gain (loss) on investment transactions	1.98	1.61	2.94
Total from investment operations	2.21	1.91	3.01
Less distributions from: Net investment income	—	(.49)	—
Net realized gain on investment transactions	(.32)	(1.17)	—
Total distributions	(.32)	(1.66)	—
Net asset value, end of period	$ 18.47	$ 16.58	$ 16.33
Total Return (%)[d]	13.39**	11.72	22.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	9	1
Ratio of expenses before expense reductions (%)	1.33*	1.35	1.27*
Ratio of expenses after expense reductions (%)	1.10*	1.10	1.10*
Ratio of net investment income (loss) (%)	2.66*	1.79	1.24*
Portfolio turnover rate (%)	71*	70	84*

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period August 16, 2004 (commencement of sales of Class A shares) to December 31, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B Years Ended December 31,	2006[a]	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 16.59	$ 16.31	$ 12.59	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.20	.25	.27	.24
Net realized and unrealized gain (loss) on investment transactions	1.98	1.60	3.56	2.35
Total from investment operations	2.18	1.85	3.83	2.59
Less distributions from: Net investment income	—	(.40)	(.09)	—
Net realized gain on investment transactions	(.32)	(1.17)	(.02)	—
Total distributions	(.32)	(1.57)	(.11)	—
Net asset value, end of period	$ 18.45	$ 16.59	$ 16.31	$ 12.59
Total Return (%)[d]	13.20**	11.31	30.73	25.90**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	34	31	10
Ratio of expenses before expense reductions (%)	1.71*	1.71	1.67	2.61*
Ratio of expenses after expense reductions (%)	1.48*	1.46	1.50	1.50*
Ratio of net investment income (loss) (%)	2.28*	1.43	1.99	3.07*
Portfolio turnover rate (%)	71*	70	84	10*

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period May 1, 2003 (commencement of sales of Class B shares) to December 31, 2003.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

DWS Investments VIT Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business Trust. The Trust is comprised of several portfolios. DWS RREEF Real Estate Securities VIP (the "Portfolio") is a non-diversified series of the Trust. The Portfolio is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Portfolio offers two classes of shares to investors: Class A shares and Class B shares. Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate up to 0.25% and up to 0.15%, respectively, of the average daily net assets. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fee and record keeping fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or agent bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Portfolio paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Portfolio a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Portfolio is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to the Portfolio and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio's financial statements.

Distribution of Income and Gains. Net investment income of the Portfolio, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed, and therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific portfolio are allocated to that portfolio. Other Trust expenses which cannot be directly attributed to a portfolio are apportioned among the portfolios in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as either a reduction of cost of investments or realized gain.

B. Purchase and Sales of Securities

During the six months ended June 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $15,572,217 and $19,726,185, respectively.

C. Related Parties

Investment Advisory Agreement. Deutsche Asset Management, Inc. ("DeAM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Advisor. Under the Investment Advisory Agreement, the Portfolio pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.90% of the first $250,000,000 of the Portfolio's average daily net assets, 0.875% of the next $250,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets, 0.825% of the next $1,500,000,000 of such net assets, and 0.80% of such net assets in excess of $2,500,000,000.

The Advisor has delegated all its advisory responsibilities to RREEF America LLC ("RREEF" or the "Sub-Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG. The Sub-Advisor is responsible for managing the investment operations of the Portfolio and the composition of the Portfolio's holdings of securities and other investments. As compensation for its services, under the Sub-Advisory Agreement, RREEF is entitled to an annual fee, paid monthly, at the annual rate of 0.45% of the first $100,000,000 of the Portfolio's average daily net assets, 0.40% of the next $100,000,000 of such assets, and 0.35% of such assets exceeding $200,000,000. RREEF is paid by DeAM and not the Portfolio.

For the period from January 1, 2006 through May 31, 2006, the Advisor contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Portfolio to the extent necessary to maintain the operating expenses of each class at 1.100% and 1.500% of average daily net assets for Class A and B shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organization and offering expenses).

Effective June 1, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Portfolio to the extent necessary to maintain the operating expenses of each class at 1.099% and 1.499% of average daily net assets for Class A and B, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organization and offering expenses).

Accordingly, for the six months ended June 30, 2006, the Advisor waived a portion of its Advisory fee pursuant to the Investment Advisory Agreement aggregating $51,300 and the amount charged aggregated $150,371, which was equivalent to an annualized effective rate of 0.67% of the Portfolio's average net assets.

The Advisor may recoup any of its waived investment advisory fees within the following three years if the Portfolio is able to make the repayment without exceeding its contractual expense limits during the period of waiver/reimbursement. As of December 31, 2005, $150,335 was subject to repayment to the Advisor.

Administrative Service Fee. Effective June 1, 2006, the Administrator agreement with ICCC was terminated and the Portfolio entered into an Administrative Service Agreement with Deutsche Investment Management Americas, Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, pursuant to which DeIM provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays DeIM an annual fee ("Administration fee") of 0.10% of the Portfolio's average daily net assets or $50,000 minimum per year, whichever is greater, computed and accrued daily and payable monthly. The Portfolio is at its minimum, which is equivalent to an effective rate of 0.12%. For the period June 1, 2006 through June 30, 2006, DeIM received an administration fee of $4,167, all of which is unpaid.

Prior to June 1, 2006, Investment Company Capital Corporation ("ICCC" or the "Administrator"), an affiliate of the Advisor and Sub-Advisor, was the Portfolio's Administrator. The Portfolio paid the Administrator an annual fee ("Administrative service fee") based on its average daily net assets which was accrued daily and payable monthly at an annual rate of 0.10%. For the period January 1, 2006 through May 31, 2006, ICCC received an administrative service fee of $26,662, of which $1,361 was unpaid.

DeIM has and ICCC had entered into a sub-accounting agreement with DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), a wholly owned subsidiary of Deutsche Bank AG. Under the agreement, DWS-SFAC performs accounting services and other related services to the Portfolio. Pursuant to a sub-accounting agreement between DWS-SFAC and State Street Bank and Trust Company, DWS-SFAC has delegated certain accounting functions to State Street Corp. The costs and expenses of such delegation are borne by DeIM, and were borne by ICCC, not by the Portfolio.

Distribution Service Agreement. DWS Scudder Distributors, Inc. ("DWS-SDI"), also an affiliate of the Advisor and Sub-Advisor, is the Portfolio's Distributor. In accordance with the Distribution Plan, DWS-SDI receives 12b-1 fees of up to 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2006, the Distribution service fee was $45,167, of which $7,706 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Portfolio. For the six months ended June 30, 2006, the amount charged to the Portfolio by DeIM included in reports to shareholders aggregated $5,268, of which $3,600 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Real Estate Concentration Risk

The Portfolio concentrates its investments in real estate securities, including REITs. A portfolio with a concentrated investment portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate, such as declines in property values; increase in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

E. Expense Reductions

The Portfolio has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. During the six months ended June 30, 2006, the Portfolio's custodian fees were reduced by $67 for custody credits earned.

F. Ownership of the Portfolio

At June 30, 2006, one participating insurance company was a beneficial owner of record of 10% or more of the total outstanding Class A shares of the portfolio, owning 99%. Two participating insurance companies were beneficial owners of record, each owning 66% and 34% of the total outstanding Class B shares of the Portfolio.

G. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 20 percent of its net assets under the agreement.

H. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Investments VIT Funds (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the Shareholders (the resulting votes are presented below).

I. Election of Trustees. ("Number of Votes" represents all funds that are series of DWS Investments VIT Funds.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	90,776,022.825	3,767,879.874
Dawn-Marie Driscoll	90,634,404.365	3,909,498.334
Keith R. Fox	90,791,668.751	3,752,233.948
Kenneth C. Froewiss	90,771,594.500	3,772,308.199
Martin J. Gruber	90,715,472.102	3,828,430.597
Richard J. Herring	90,810,930.620	3,732,972.079
Graham E. Jones	90,698,771.929	3,845,130.770
Rebecca W. Rimel	90,681,776.859	3,862,125.840
Philip Saunders, Jr.	90,716,673.809	3,827,228.890
William N. Searcy, Jr.	90,728,370.338	3,815,532.361
Jean Gleason Stromberg	90,699,168.340	3,844,734.359
Carl W. Vogt	90,735,977.335	3,807,925.364
Axel Schwarzer	90,689,970.472	3,853,932.227

II-A. Approval of an Amended and Restated Investment Management Agreement with Deutsche Asset Management, Inc.

Number of Votes:
Affirmative	Against	Abstain
1,891,844.416	64,909.236	95,774.352

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

Number of Votes:
Affirmative	Against	Abstain
1,895,131.983	57,271.293	100,124.728

II-C. Approval of a Subadvisor Approval Policy.

Number of Votes:
Affirmative	Against	Abstain
1,879,060.007	67,705.152	105,762.845

III. Approval of revised fundamental investment restrictions on:

III-A. Borrowing Money

Number of Votes:
Affirmative	Against	Abstain
1,874,011.583	55,725.473	122,790.948

III-C. Senior Securities

Number of Votes:
Affirmative	Against	Abstain
1,888,880.597	40,856.459	122,790.948

III-E. Underwriting of Securities

Number of Votes:
Affirmative	Against	Abstain
1,891,830.864	37,906.192	122,790.948

III-F. Real Estate Investments

Number of Votes:
Affirmative	Against	Abstain
1,887,481.380	42,255.676	122,790.948

III-G. Commodities

Number of Votes:
Affirmative	Against	Abstain
1,883,411.232	46,325.824	122,790.948

III-H. Lending

Number of Votes:
Affirmative	Against	Abstain
1,887,059.066	42,677.990	122,790.948

III-J. Investing for Control

Number of Votes:
Affirmative	Against	Abstain
1,891,927.584	37,809.472	122,790.948

IV-A. Approval of Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Investment VIT Funds.)

Number of Votes:
Affirmative	Against	Abstain
85,808,378.965	2,981,421.936	5,754,101.798

The Meeting was reconvened on June 1, 2006, at which time the following matter was voted upon by the Shareholders.(The resulting votes are presented below.)

VI-B. Approval of Future Amendments to the Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Investment VIT Funds.)

Number of Votes:
Affirmative	Against	Abstain
89,118,434.930	3,652,849.477	6,890,954.333

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

About the Portfolio's Advisor

Deutsche Asset Management, Inc. ("DeAM, Inc.") is the Portfolio's advisor and RREEF America L.L.C. ("RREEF") is the Portfolio's sub-advisor. DeAM, Inc. and RREEF are indirect, wholly owned subsidiaries of Deutsche Bank AG.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

vit-res-3 (8/06) 45952

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, Two International Place, 10th Floor, Boston, MA 02110.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Estate Securities VIP, a series of DWS Investments VIT Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Real Estate Securities VIP, a series of DWS Investments VIT Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 22, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 22, 2006